SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                     January 4, 1999 (January 4, 1999)
              ________________________________________________
              Date of report (Date of earliest event reported)


                             Hexcel Corporation
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)


    Delaware               1-8472                 94-1109521
 ______________     _____________________      __________________
 (State of          (Commission File No.)      (IRS Employer
 Incorporation)                                Identification No.)


                             Two Stamford Plaza
                           281 Tresser Boulevard
                     Stamford, Connecticut  06901-3238
        ____________________________________________________________
           (Address of Principal Executive Offices and Zip Code)

                               (203) 969-0666
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)


























 Item 5.   Other Events.

           A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company") on January 4, 1999 is filed as Exhibit
 99.1 to this Current Report and is incorporated herein by reference.


 Item 7.   Financial Statements, Pro Forma
           Financial Information and Exhibits.

      (c)  Exhibits

           99.1           Press Release issued by the Company on January 4,
                          1999.


















































                                   Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  January 4, 1999


                                   HEXCEL CORPORATION


                                   By: /s/ Ira J. Krakower
                                       --------------------------
                                       Name:  Ira J. Krakower

                                       Title: Senior Vice President,
                                              General Counsel and Secretary















































                                  EXHIBIT INDEX

 Exhibit No.        Description

 99.1               Press Release issued by the Company on
                    January 4, 1999